Exhibit 99.2 OPERATING UNIT FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS WOODSPRING HOTELS FRANCHISE SERVICES December 31, 2016

Contents Page REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS 1 OPERATING UNIT FINANCIAL STATEMENTS BALANCE SHEET 3 STATEMENT OF EARNINGS 5 STATEMENT OF OPERATING UNIT’S DEFICIT 6 STATEMENT OF CASH FLOWS 7 NOTES TO FINANCIAL STATEMENTS 8

Grant Thornton LLP 200 South Sixth Street, Suite 1400 Minneapolis, MN 55402-1434 T 612.332.0001 F 612.332.8361 www.GrantThornton.com Grant Thornton LLP U.S. member firm of Grant Thornton International Ltd Board of Directors WoodSpring Hotels Holdings LLC We have audited the accompanying operating unit financial statements of WoodSpring Hotels Franchise Services (the “Company”), which comprise the operating unit balance sheet as of December 31, 2016, and the related operating unit statements of earnings, operating unit’s deficit, and cash flows for the year then ended, and the related notes to the financial statements. Management’s responsibility for the financial statements Management is responsible for the preparation and fair presentation of these operating unit financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of operating unit financial statements that are free from material misstatement, whether due to fraud or error. Auditor’s responsibility Our responsibility is to express an opinion on these operating unit financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the operating unit financial statements are free from material misstatement. An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the operating unit financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the operating unit financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the operating unit financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the operating unit financial statements. REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Grant Thornton LLP U.S. member firm of Grant Thornton International Ltd 2 We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion. Opinion In our opinion, the operating unit financial statements referred to above present fairly, in all material respects, the financial position of WoodSpring Hotels Franchise Services as of December 31, 2016, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America. /s/ Grant Thornton LLP Minneapolis, Minnesota December 15, 2017

3 CURRENT ASSETS Cash 384,815$ Accounts receivable, net 730,464 Related party receivables 466,161 Prepaid expenses and other 33,279 Deferred expenses 217,460 Total current assets 1,832,179 FURNITURE, FIXTURES AND EQUIPMENT Furniture, fixtures and equipment 2,458,754 Less accumulated depreciation 1,478,556 Total furniture, fixtures and equipment, net 980,198 OTHER ASSETS Deferred expenses 1,900,813 Marketing fund advances 3,304,384 Other 68,224 5,273,421 8,085,798$ The accompanying notes are an integral part of this statement. WoodSpring Hotels Franchise Services OPERATING UNIT BALANCE SHEET December 31, 2016 ASSETS

4 CURRENT LIABILITIES Accounts payable 677,427$ Related party payables 44,518 Deferred franchise and development fees 847,600 Accrued compensation 1,446,285 Total current liabilities 3,015,830 LONG-TERM LIABILITIES Deferred franchise and development fees, net of current portion 6,676,625 Total long-term liabilities 6,676,625 CONTINGENCIES OPERATING UNIT’S DEFICIT (1,606,657) 8,085,798$ LIABILITIES AND OPERATING UNIT’S DEFICIT WoodSpring Hotels Franchise Services OPERATING UNIT BALANCE SHEET December 31, 2016

5 Revenue Franchise royalty fees 13,773,702$ Franchise marketing fund fees 5,971,590 Franchise license fees 2,264,725 Call center reservation service fees 847,874 Sponsorship revenue 850,065 Other services and fees 741,195 Total revenue 24,449,151 Operating costs and expenses Salaries and benefits 8,421,480 General and administrative 935,955 Professional fees 1,285,179 Travel expense 1,226,378 Marketing expense 2,653,082 Maintenance and operations 2,164 Utilities expense 140,006 Property taxes 309 Insurance 45,571 Depreciation 230,531 Corporate overhead expense allocation 2,565,065 Total operating expenses 17,505,720 Operating income 6,943,431 Other expense 105,465 Net income 6,837,966$ The accompanying notes are an integral part of this statement. Year ended December 31, 2016 WoodSpring Hotels Franchise Services OPERATING UNIT STATEMENT OF EARNINGS

6 Balance January 1, 2016 (5,077,040)$ Contributions 4,318,000 Distributions (6,088,000) Corporate overhead expense allocation settled via deemed contribution 2,565,065 Royalty fees from related parties settled via deemed distribution (4,162,648) Net income for the year 6,837,966 Balance December 31, 2016 (1,606,657)$ The accompanying notes are an integral part of this statement. WoodSpring Hotels Franchise Services STATEMENT OF OPERATING UNIT’S DEFICIT Year ended December 31, 2016

7 Cash flows from operating activities Net income 6,837,966$ Adjustments to reconcile net income to cash provided by operating activities Corporate overhead expense allocation settled via deemed contribution 2,565,065 Royalty fees from related parties settled via deemed distribution (4,162,648) Depreciation 230,531 Net change in operating assets and liabilities Accounts receivable (58,681) Related party receivables (340,073) Prepaid expenses and other (80,650) Deferred expenses 103,177 Marketing fund advances (1,609,783) Accounts payable 16,522 Related party payables 11,822 Deferred franchise license revenue (1,042,725) Accrued compensation 207,150 Other accrued expenses (307,382) Net cash provided by operating activities 2,370,291 Cash flows from investing activities Purchases of furniture, fixtures and equipment (483,973) Net cash used in investing activities (483,973) Cash flows from financing activities Capital contributions 4,318,000 Distributions (6,088,000) Net cash used in financing activities (1,770,000) Net increase in cash 116,318 Cash, beginning of year 268,497 Cash, end of year 384,815$ The accompanying notes are an integral part of this statement. WoodSpring Hotels Franchise Services OPERATING UNIT STATEMENT OF CASH FLOWS Year ended December 31, 2016

WoodSpring Hotels Franchise Services NOTES TO OPERATING UNIT FINANCIAL STATEMENTS December 31, 2016 8 NOTE A - SIGNIFICANT ACCOUNTING POLICIES 1. Organization The accompanying operating unit financial statements include the carved out accounts of a franchising business of WoodSpring Hotels Holdings, LLC (the “Parent”). These operating unit financial statements contain the accounts of WoodSpring Hotels Franchise Services LLC (“WHFS”) which is a wholly-owned subsidiary of the Parent (the “Company”). The Company’s primary activity involves selling franchise licenses to establish hotels under the name of “WoodSpring Suites,” and providing franchise support services to those hotels as well as “Value Place” hotels. The Company sells franchise licenses and receives royalties in support of franchise operations. The Company provides services to hotels that are owned and operated by the Parent or its subsidiaries as well as independently-owned franchised hotels. The following schedule reflects hotel activity during the year ended December 31, 2016: Parent-owned hotels In operation, beginning of year 88 Opened 4 Acquired 3 In operation, end of year 95 Franchised hotels In operation, beginning of year 115 Opened 15 Acquired by Parent (3) Terminated (2) In operation, end of year 125 2. Principles of the carve-out The operating unit financial statements include the accounts of WHFS with certain adjustments made related to 1) corporate allocations as described in Note C that provide an estimate of all the costs of doing business as a separate operating unit and 2) including all franchise royalties for Parent-owned locations. All significant intercompany balances and transactions have been eliminated. However, balances due from various subsidiaries of the Parent have been reflected as due from related parties if the balance is expected to be settled in cash within the next year. 3. Concentration of credit risk The Company’s financial instruments exposed to concentration of credit risk consist primarily of cash and accounts receivable. The Company primarily places its funds in business accounts at high credit quality financial institutions, and at times, the funds held in financial institutions may be in excess of the federal deposit insurance coverage limit.

WoodSpring Hotels Franchise Services NOTES TO OPERATING UNIT FINANCIAL STATEMENTS - CONTINUED December 31, 2016 9 NOTE A - SIGNIFICANT ACCOUNTING POLICIES - Continued 4. Accounts receivable Accounts receivable represent amounts due from certain related parties that are related through common ownership and from franchisees for services performed and amounts due per the terms of the management agreements and franchise license agreements. Accounts receivable are stated at amounts due net of an allowance for doubtful accounts and are not collateralized. The allowance for doubtful accounts is established by management based primarily on the age of the receivables and past Company experience. Past due accounts determined not to be collectible by management are charged off to the allowance account. The allowance for doubtful accounts was $67,728 at December 31, 2016. 5. Forgivable notes receivable Notes receivable represent amounts due from franchisees related to an exterior signage program the Company implemented for updating signage to reflect the new WoodSpring Suites brand. The Company allowed the franchisees to finance a portion of the signage through promissory notes with the Company. The Company intends to forgive the interest and principal balance ratably on an annual basis so long as the franchisee is in compliance with certain terms outlined in the promissory notes. In accordance with the terms of the promissory notes, the initial principal balance and related interest are ratably reduced over the term of the loan on each anniversary date until the outstanding amounts are reduced to zero. The Company records the reduction of the promissory notes through marketing expense. The forgivable notes receivable are included in other assets on the accompanying balance sheet. 6. Furniture, fixtures and equipment Furniture, fixtures and equipment are carried at cost. Depreciation is computed using the straight-line method over the following estimated useful lives: Furniture, fixtures and equipment 2 - 7 years Normal repairs and maintenance are charged to expense as incurred; betterments and replacements are capitalized. 7. Deferred expenses Direct and incremental expenses incurred in the sale of initial franchise licenses are deferred along with the related franchise license fees (see Note A8). The deferred expenses consist of commissions paid at the time a franchise license is sold. Deferred expenses are recognized as an expense at the time the related fees are recognized as income.

WoodSpring Hotels Franchise Services NOTES TO OPERATING UNIT FINANCIAL STATEMENTS - CONTINUED December 31, 2016 10 NOTE A - SIGNIFICANT ACCOUNTING POLICIES - Continued 8. Revenue recognition Initial franchise license fees received for sales of licenses to establish WoodSpring Suites hotels for independently-owned operations are deferred and recognized as income when either (1) substantially all initial services required by the license agreement have been performed which is considered to be the date the hotel opens or (2) the licensee agreement is terminated as a result of the failure to open a new hotel in the time allowed per the agreement. Continuing franchise royalty fees for hotels operated by both the Parent and independently-owned operations are calculated based on 5% of room revenue and reported in operations when earned. Franchise marketing fund fees for hotels operated by both the Parent and independently-owned operations are calculated based on 2.5% of room revenue with a maximum fee per hotel of $30,000 for the year ended December 31, 2016. The franchise marketing fund fees are reported in operations when earned. Other services such as call center reservation fees are recognized monthly as services are provided. Sponsorship revenue is related to sponsor fees received from various vendors related to the annual franchise conference. These fees are deferred until the conference occurs and recognized in operations when the conference is held. 9. Advertising costs Advertising costs are expensed as incurred. Advertising costs for the year ending December 31, 2016 was $264,417. 10. Marketing fund The Company maintains a marketing fund which is used by the Company for expenses associated with providing marketing, advertising, central reservation systems and technology services for Parent owned and independently franchised hotels. The Company is contractually obligated under its license agreements to spend the marketing fund fees it collects, recorded as revenues in the statement of earnings, in accordance with the franchise agreements. Marketing fund expenses incurred in excess of revenues related to independently-owned franchised hotels are recorded as an asset, marketing fund advances, in the balance sheet with a corresponding reduction in costs, and are expected to be recovered in subsequent years. Marketing fund fees not expended in the current year are recorded as a liability in the Company’s balance sheet and carried over to the next fiscal year or utilized to repay previous advances. 11. Income taxes The accompanying financial statements do not include a provision for income taxes, with the exception of certain state income taxes, because the Company is not a taxpaying entity. Each member includes their proportionate share of the Company’s taxable income or loss in their individual tax returns. The Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The Company is generally no longer subject to examinations by income taxing authorities before 2013. The Company records interest and penalties on tax assessments as other expense. As of December 31, 2016, the Company does not have a liability for unrecognized tax benefits.

WoodSpring Hotels Franchise Services NOTES TO OPERATING UNIT FINANCIAL STATEMENTS - CONTINUED December 31, 2016 11 NOTE A - SIGNIFICANT ACCOUNTING POLICIES - Continued 12. Fair value of financial instruments The carrying amounts of the Company’s financial instruments, including cash, accounts receivable, accounts payable, and accrued liabilities, approximate fair value due to the short-term nature of these instruments. 13. Use of estimates In preparing the financial statements in conformity with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. 14. New accounting standards Accounting Standards Update No. 2014-09 – Revenue from Contracts with Customers (ASU No. 2014-09) becomes effective January 1, 2019 for the Company. The Company is still evaluating the potential impact of ASU No. 2014-09 on the financial statements and disclosures, but believes there will be significant impact to the Company’s reported revenue relating primarily to initial franchise license fees. NOTE B - RELATED PARTY TRANSACTIONS The Company provides services to entities that are related through common ownership. These services primarily relate to the Parent’s ownership of hotels that are licensed and managed by the Company. Related party revenue for the year ended December 31, 2016 follows: Franchise royalty fees $ 5,909,099 Franchise marketing fund fees 2,559,671 Call center reservation service fees 591,984 Other revenue and fees 160,099 The Company also has related party receivables that primarily relate to the December fees that are paid the following month. The Parent and its subsidiaries (including the Company) guarantee certain debt obligations related to mortgages payable and construction notes payable, totaling $64,097,441 as of December 31, 2016, including obligations of $5,879,289 due in 2017. The guarantees cover debt with maturity dates ranging from December 2017 to October 2026. The Parent is in compliance with its debt covenants at December 31, 2016 (after obtaining a waiver from one lender), or the bank has allowed for self-cure of any technical defaults.

WoodSpring Hotels Franchise Services NOTES TO OPERATING UNIT FINANCIAL STATEMENTS - CONTINUED December 31, 2016 12 NOTE C - CORPORATE ALLOCATIONS While many of the Company’s expenses, including employee salaries, are directly recorded in the accounts of the Company, the Parent provides certain corporate services and functions that are recorded by the Parent with no allocation of the expense to the various subsidiaries that benefit from the services. Management performed an allocation of these corporate overhead costs and the Company has reflected that allocation in the accompanying financial statements. The corporate overhead allocation includes such costs as executive compensation and benefits, support staff compensation and benefits, deferred compensation costs, travel expense, and professional fees. Management estimated the appropriate amount to allocate based on their knowledge of how the Parent company executives and employees spent their time supporting the Parent company and its subsidiaries in relation to their time spent supporting the business needs related to the Company. The other allocated expenses were reviewed by management with judgement to determine the appropriate amount to allocate to the Company based on their assessment of how much the Company benefited from or utilized the associated service or function. NOTE D - RETIREMENT PLANS The Parent sponsors a 401(k) plan which the Company’s employees participate in. Under this 401(k) plan, employees are eligible to participate once they have completed 90 days of service and attained the age of 21. The Company makes matching contributions equal to 100% of each participant’s elective deferrals up to 4% of the participant’s compensation. Total contributions to the plan were $136,211 during the year ended December 31, 2016. NOTE E - CONTINGENCIES The Company is involved in claims and suits arising in the ordinary course of business. The Company is vigorously defending its position related to the claims and suits against it and management believes the litigation will not have a material effect on the financial statement of the Company. No accrual has been recorded in the accompanying financial statements, as no amount of loss is considered more likely. The Company is generally covered for the outstanding litigation with an insurance deductible of $100,000 per claim. NOTE F - SUBSEQUENT EVENTS Effective December 15, 2017, WoodSpring Hotels Franchise Services LLC and the Parent signed a Unit Purchase Agreement to sell the units of WoodSpring Hotels Franchise Services LLC for approximately $231,250,000. The transaction is expected to close in early 2018. The Company evaluated and disclosed subsequent events through December 15, 2017, which represents the date the financial statements were available to be issued.